UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): June 30, 2022
Summit Midstream Partners, LP
(Exact name of registrant as specified in its charter)

Delaware	001-35666	45-5200503
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)
910 Louisiana Street, Suite 4200
Houston, TX 77002
(Address of principal executive office) (Zip Code)
(Registrant’s telephone number, including area code): (832) 413-4770
Not applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Securities Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Units	SMLP	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.01 Completion of Acquisition or Disposition of Assets.
On June 30, 2022, Summit Midstream Holdings, LLC (“SMP Holdings”), a wholly owned subsidiary of Summit Midstream Partners, LP (the “Partnership”), completed the previously announced disposition to Longwood Gathering and Disposal Systems, LP (“Longwood”), a wholly owned subsidiary of Matador ͏Resources Company (“Matador”) (NYSE: MTDR), of all the equity interests in Summit Midstream Permian, LLC (“Summit Permian”), which owns the Lane Gathering and Processing System, for a cash sale price of $75.0 million. As previously announced, a subsidiary of the Partnership released to a subsidiary of Matador take or-pay firm capacity on the Double E Pipeline, a 1.35 billion cubic feet per day FERC-regulated interstate natural gas transmission pipeline that provides transportation service from multiple receipt points in the Delaware Basin to various delivery points in and around the Waha hub in Texas. The Partnership is the operator of the Double E Pipeline joint venture and owns a 70% interest.
Item 7.01 Regulation FD Disclosure.
On June 30, 2022, the Partnership issued a press release announcing the disposition of the Lane Gathering and ͏Processing System, a copy of which is furnished as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.
The information furnished in this Item 7.01 shall not be deemed “filed” for purposes of the Securities Exchange Act of 1934, as amended (the “1934 Act”), and shall not be deemed incorporated by reference in any filing with the Securities and Exchange Commission, whether or not filed under the Securities Act of 1933, as amended, or the 1934 Act, regardless of any general incorporation language in such document.
Item 9.01 Financial Statements and Exhibits.
(b) Pro Forma Financial Information
The following unaudited pro forma financial information of the Partnership is filed as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference:
•Unaudited Pro Forma Condensed Consolidated Balance Sheet as of March 31, 2022.
•Unaudited Pro Forma Condensed Consolidated Statement of Operations for the three months ended March 31, 2022.
•Unaudited Pro Forma Condensed Consolidated Statement of Operations for the year ended December 31, 2021.

(d) Exhibits

Exhibit Number	Description
99.1	Press Release, dated June 30, 2022
99.2	Unaudited pro forma condensed consolidated financial information
104	Cover Page Interactive Data File – the cover page XBRL tags are embedded within the Inline XBRL document

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Summit Midstream Partners, LP
(Registrant)

		By:	Summit Midstream GP, LLC (its general partner)

Dated:	July 1, 2022	/s/ William J. Mault
William J. Mault, Executive Vice President and Chief Financial Officer
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